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                      SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C.  20549


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                                   FORM 8-K


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                                CURRENT REPORT


                      PURSUANT TO SECTION 13 OR 15(d) OF

                     THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  September 15, 1994

                           LEAR SEATING CORPORATION

            (Exact name of registrant as specified in its charter)


         Delaware                     1-11311             13-3386776
(State or other jurisdiction        (Commission         (IRS Employer
      of incorporation)             File Number)      Identification No.)

21557 Telegraph Road, Southfield, MI                         48034
(Address of Principal Executive Offices)                   (Zip Code)

Registrant's telephone number, including area code (810) 746-1500

                                  No Change

        (Former name or former address, if changed since last report.)


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                           LEAR SEATING CORPORATION


ITEM 5: Other Events:

        The Press release attached as an Exhibit hereto is hereby incorporated and made a part of this current report on Form 8-K.


ITEM 7: Financial Statements and Exhibits

     A. Financial Statements:  none

     B. Exhibits:

        Description                                           Exhibit
        -----------                                           -------
        Press Release dated September 16, 1994                99.1




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                           LEAR SEATING CORPORATION
                                  SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        LEAR SEATING CORPORATION
                                          (Registrant)


Dated:  September 16, 1994

                                        /s/ James H. Vandenberghe
                                        -----------------------------------
                                        James H. Vandenberghe
                                        Executive Vice President
                                        Chief Financial Officer





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